Registration No. 333-85367                                    File No. 811-09551

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM N-1A/A

                                  REGISTRATION
                 STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/

                        Pre-Effective Amendment No. / /

                        Post-Effective Amendment No. /2/

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940 /x/

                               Amendment No. /9/

                       THE ALLIED OWNERS ACTION FUND INC.
               (Exact Name of Registrant as Specified in Charter)

              372 Central Park West, Suite 9M, New York, NY 10025
              (Address of Principal Executive Officers) (Zip Code)

      (212) 865-7023 (Registrant's Telephone Number, including Area Code)

                              Goodwin, Procter LLP
                       599 Lexington Avenue - 40th Floor,
                               New York, NY 10022
                                  212-813-8800
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] On______ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] As soon as practicable after the effective date
[ ] 75 days after filing pursuant to paragraph(a)(2)
[ ] On______ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         ALLIED OWNERS ACTION FUND INC.

                                February 1, 2001






OBJECTIVE      The Fund seeks to maximize capital appreciation and will accept high risk.



STRATEGIES     The Fund's main investment strategies are to purchase relatively large stakes in small capitalization public companies and hold them long-term. The Fund will select companies it believes will benefit from shareholder scrutiny and debate.



SUITABILITY    The Fund is intended for experienced investors with long
               investment horizons and high risk tolerance.




   THE FUND HAS SUSPENDED SALES OF ITS SHARES EFFECTIVE IMMEDIATELY.

                                TABLE OF CONTENTS

  ALLIED OWNERS ACTION FUND INC ...........................................    2
  SUMMARY OF INVESTMENTS AND RISKS ........................................    5
  Fund Objective ..........................................................    5
  Principal Investment Strategies .........................................    5
  PRINCIPAL RISKS .........................................................    5
  Non-Diversification .....................................................    6
  Suitability .............................................................    6
  Risks of Common Stock Investments .......................................    6
  Small Company Risk ......................................................    6
  Manager Risk ............................................................    6
  Historical Performance of Funds .........................................    7
  Viability Risk ..........................................................    7
  Start-up Risk ...........................................................    7
  Risks of Message Board ..................................................    7
  Risks of Market Manipulation and Other Misuse ...........................    8
  PERFORMANCE .............................................................    8
  FEES AND EXPENSES .......................................................    8
  Annual Fund Operating Expenses as a % of Net Assets .....................    9
  FUND OBJECTIVE AND STRATEGIES ...........................................   10
  Objective ...............................................................   10
  Strategies - Steps to Reach Objective ...................................   10
  Non-Principal Investment Strategies .....................................   12
  Board of Directors Pledge to Fund Shareholders ..........................   13
  RISKS ...................................................................   13
  Historical Performance of Funds .........................................   13
  Small Company Risk ......................................................   14
  Start-up ................................................................   14
  Risks of Message Board ..................................................   14
  Risks of Market Manipulation and Other Misuse ...........................   15
  Y2K .....................................................................   16
  DISTRIBUTION PLAN .......................................................   16
  MANAGEMENT ..............................................................   16
  Investment Adviser ......................................................   17
  Selection and Portfolio Managers ........................................   17
  Selection Manager .......................................................   18
  Portfolio Manager .......................................................   18
  Board of Directors ......................................................   19
  Duties of the Board .....................................................   21

Compensation of the Board .................................................   22
Fund Officers .............................................................   22
Code of Ethics ............................................................   22
ADMINISTRATION ............................................................   23
Portfolio Transactions and Brokerage Commissions ..........................   23
Administrator .............................................................   23
Custodian .................................................................   24
Transfer Agent and Dividend Agent .........................................   24
Counsel and Independent Auditors ..........................................   24
ERAIDER ...................................................................   24
VALUATION OF SHARES .......................................................   25
HOW TO PURCHASE SHARES ....................................................   26
General Purchase Information ..............................................   26
Purchase by Telephone or E-mail ...........................................   26
Wiring Funds ..............................................................   26
Purchase by Mail ..........................................................   27
Additional Investments ....................................................   27
Other Purchase Information ................................................   27
HOW TO REDEEM SHARES ......................................................   28
General Redemption Information ............................................   28
Redemption by Mail ........................................................   28
Good Order ................................................................   29
Signature Guarantees ......................................................   29
Redemption by Telephone ...................................................   29
Payment of Redemption Proceeds ............................................   30
Involuntary Redemption ....................................................   30
SHAREHOLDER SERVICES ......................................................   31
Automatic Investment Program ..............................................   31
Telephone Transaction Privileges ..........................................   31
Tax-Qualified Retirement Plans ............................................   31
Confirmation of Transactions and Reporting of Other Information ...........   32
DIVIDENDS AND DISTRIBUTIONS ...............................................   32
TAXES .....................................................................   33
Status ....................................................................   33
Tax-Deferred Accounts .....................................................   33
Taxable Accounts: Income and Capital Gains ................................   33
Long-Term Versus Short-Term ...............................................   33
Disclaimer ................................................................   34
GENERAL INFORMATION .......................................................   34

                        SUMMARY OF INVESTMENTS AND RISKS

This section summarizes the goals, policies and risks of the Fund. Details can be found in the sections "Fund Objective and Strategies" and "Risks."

                                 FUND OBJECTIVE

The Fund seeks to maximize capital appreciation and will accept high risk.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund's primary investment strategy is to accumulate relatively large stakes in publicly traded U.S. corporations that the Fund's selection manager believes will benefit from improved analyst coverage as well as shareholder scrutiny and debate. The Fund's managers intend to promote shareholder debate through an affiliated website called "eRaider." The Fund's board intends for the Fund to acquire generally up to, but less than, 5% of the outstanding voting stock of each portfolio company.

Although the Fund does not have size limits on the companies whose stocks it will buy, it will primarily invest in smaller companies having market capitalizations below $500 million. The manager believes companies with larger capitalizations already have adequate shareholder scrutiny. The manager believes stable, well-managed companies are more likely than others to attract institutional investment, which often leads to institutional shareholder scrutiny and therefore are of less interest to the Fund. The manager believes institutions tend to side with management, frustrating effective scrutiny from individual shareholders. These factors encourage the Fund to look for targets among smaller, less-stable companies. Other factors considered by the Fund in determining a target company's appropriateness for the Fund's portfolio include under-utilized assets, unresponsive management that can use assistance, passive boards of directors and companies overlooked by income and growth funds.

The Fund will be non-diversified; however it will invest among several companies.

                                 PRINCIPAL RISKS

Investment in the Fund carries substantial risks. A significant risk of investing in the Fund is that you may lose your investment. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               NON-DIVERSIFICATION

The Fund will be non-diversified and therefore will be subject to greater volatility than a diversified fund.

                                   SUITABILITY

o The Fund is intended for experienced investors with long investment horizons and high risk tolerance.
o It is not prudent for an investor to put more than 5% of his or her liquid security investments in the Fund.
o The Fund will invest in risky securities, it is a new fund, its strategies may prevent diversification and it is attempting new mutual fund management strategies.
o    Inexperienced and risk-averse investors should find a more suitable fund.

                        RISKS OF COMMON STOCK INVESTMENTS

As a general rule, growth stocks are less safe than income stocks. Therefore funds, such as the Fund, that invest in growth stocks are generally more volatile than funds that do not invest in growth stocks.

Common stocks can have sudden, unpredictable market movements and can be sensitive to economic factors, legislation and world affairs. The Fund's value will change daily based on changes in the market prices of the Fund's investments.

                               SMALL COMPANY RISK

Smaller capitalization companies in which the Fund's board intends for the Fund to invest tend to have more risks than those of larger companies. They may be more susceptible to market downturns and their prices may be more volatile.

                                  MANAGER RISK

All mutual funds are exposed to manager risk. The selection manager may not choose profitable companies for investment and the portfolio manager may not execute the Fund's strategies effectively. The Fund is expected to hold most investments long term, and security selection decisions (made by the selection manager) will be separated from the daily buying and selling decisions (made by the portfolio manager). The Fund's board believes these factors will reduce manager risk.

                         HISTORICAL PERFORMANCE OF FUNDS

Historically, actively managed funds have consistently underperformed main indices such as the S&P 500. The Fund hopes to beat the Russell 2000 index but it may fail to do so.

                                 VIABILITY RISK

While the Fund's investment adviser has committed to pay all out-of-pocket expenses including brokerage commissions of the Fund, there can be no assurance that the investment adviser will be successful in keeping such expenses below its 1% flat advisory fee. If the adviser fails to attract sufficient investments to bring Fund assets to approximately $40 million, Fund expenses to be paid by the adviser could exceed the 1% fee the Fund will pay to the adviser. In that event, there can be no assurance that the Investment Adviser will continue subsidizing the Fund's expenses beyond its one year commitment. Accordingly, if Fund expenses (including brokerage fees) exceed and remain above 1% of net asset value, this may have an adverse impact on the Fund and its shareholders.

                                  START-UP RISK

Since the Fund is a new fund, it is exposed to start-up risk. While the investment adviser has managers with certain experience in the mutual fund industry, management of investor assets and institutional trading (see "Management" section), the investment adviser's managers have not managed a public mutual fund. Further, since the Fund is not part of an established fund family and is pursuing untested investment strategies, it has additional start-up risks.

Although Privateer is bound to pay all the Fund's expenses during the Fund's first year of effectiveness, if Privateer fails the Fund may be subject to the payment of such expenses.

                             RISKS OF MESSAGE BOARD

Fund acquisitions, and news, data and analysis of the Fund relating to such acquisitions will be posted at the eRaider website. Fund shareholders and purchased company shareholders will be invited to post their thoughts on eRaider's public Internet message board. While the Fund's board intends for the Fund to improve communication of ideas and strategies between company management and shareholders as a result of the message board, resulting in increased value of the purchased company's stock, this cannot be assured even if the message board is well-organized and well-run. The eRaider message board may anger company management and thereby disrupt rather than foster shareholder communication with management.


                  RISKS OF MARKET MANIPULATION AND OTHER MISUSE

Some Internet message boards have attracted misinformation. Others have revealed confidential, insider or stolen information. Persons accessing the eRaider website could misuse eRaider to manipulate prices, disseminate misleading or false information or conduct improper proxy solicitations. Such misuse could be detrimental to the Fund. The Fund could be subject to suit or potential liability for stock manipulation or other alleged misconduct.

The Fund has furnished eRaider with a "No Market Manipulation" warning for message board users. Misuse is often difficult to spot. The Fund will take all reasonable measures through its affiliate eRaider to detect and remove promptly all messages that appear to violate laws regarding manipulation or that raise reasonable suspicion that the user is attempting to run up or down the price of a particular stock. The Fund will also arrange with eRaider to warn users that public Internet financial sites can easily be used for misinformation and manipulation, and that viewers should consider all postings with a degree of skepticism.

                                   PERFORMANCE

ANNUAL RETURN INCLUDES THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND REFLECTS FUND EXPENSES. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE DOE NOT GUARANTEE FUTURE RESULTS. DURING THE PERIOD SINCE INCEPTION (MARCH 09, 2000) THROUGH DECEMBER 31, 2000, THE FUND HAD A TOTAL RETURN OF -53.20%.

                                FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. While the Fund has no sales charge (load), redemption fees or exchange fees, other institutions may charge you a fee for shares you buy through them. Shareholder fees are paid directly from your investment. Annual fund operating expenses are paid from Fund assets.

ANNUAL FUND OPERATING EXPENSES AS A % OF NET ASSETS

Management Fee(1):                          1%
Distribution (12b-1) Fees(2):               0%
Other Expenses:                           None

Total Operating Expenses:                   1%

(1) Privateer Asset Management Inc. ("Privateer"), the investment adviser for the Fund, will be paid this fee. Privateer has contracted with the Fund to be the Fund's investment adviser for a period of two years. This contract is subject to annual approval by the Fund board for one-year periods after such two-year term. Pursuant to such contract, during the contract term Privateer has volunteered and agreed to pay all Fund expenses. The Fund may cancel this contract at any time on 60 days' written notice to Privateer, and after the first anniversary of the date the Fund is declared effective, Privateer may terminate the contract on 60 days' written notice to the Fund.

(2) All Fund distribution expenses will be paid by Privateer during the term of the Fund's contract with Privateer (see previous footnote). The Fund has a 12b-1 plan allowing the adviser to spend up to 1% of the Fund's net assets on distribution activities.

Example
This example is intended to help investors compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then redeems all his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and the Fund's operating expenses remain the same as shown in the table above. Although an investor's actual costs and return on investment may be higher or lower, based on these assumptions the costs would be:

Year
1        $102
3        $323



                          FUND OBJECTIVE AND STRATEGIES

                                    OBJECTIVE

The Fund seeks to maximize capital appreciation and will accept high risk. This Fund objective may be changed by the Fund board without shareholder approval.

                      STRATEGIES - STEPS TO REACH OBJECTIVE

The Fund's principal investment strategy is to buy and hold publicly-traded common stock of carefully-selected U.S. corporations, ones the Fund believes will appreciate as a result of shareholder scrutiny and debate. The investment and management strategies adopted by the Fund to carry out its objective involve four steps.
     First, the selection manager will select companies that he believes will benefit from increased public analysis and shareholder scrutiny and debate. The selection manager will also determine the desired aggregate position to be held by the Fund in such companies. The selection manager has wide discretion because the criteria require subjective judgment about business and company management. However, the following list gives some of the characteristics that the selection manager may consider:
-- Under-Utilized Assets. This would include unused fixed assets or excessive inventory.
-- Unresponsive Management. This is often reflected in low stock ownership by institutions, uninformative public announcements or dismissive responses to shareholders' inquiries.
-- Management That Can Use Help. Organized shareholders can provide expertise, contacts, capital raising and marketing help, especially for smaller companies. The Fund believes that this can make a significant difference in a company's performance without interfering with day-to-day operations.

-- Passive Board of Directors. For example, companies that have few or no independent directors with the knowledge and experience to double-check management, and have low stock ownership by directors.
-- Companies Overlooked by Other Funds. If funds buy stocks with expected above-average dividend yields or above-average capital gains, potential portfolio companies that are below-average in both categories may be overlooked. In fact, these companies tend to have low institutional ownership. The Fund's board intends for the Fund to select mostly from this group of companies, looking for smaller capitalization companies with problems that may be resolved with increased public analysis and shareholder input.

     Second, the portfolio manager will acquire stock in the selected companies. This is generally expected to be a slow process (several months) in order to acquire a large stake (typically up to, but less than, 5%) without pushing up the price. If the portfolio manager determines that, for whatever reason, including price sensitivity or inadequate float, it appears impracticable to acquire the desired position, she will abstain from entering the market or continuing to add to the position. Instead, the portfolio manager will seek revised instructions from the selection manager if no portion of the intended position has been acquired or hold or dispose of the existing position as the portfolio manager determines. The portfolio manager is responsible for monitoring news about the stock and deciding at which prices to buy.

     Although the plan is to acquire a large stake in target stock(s), it is possible that news, price movements or other market conditions will cause the portfolio manager to stop acquiring the stock(s) or sell the existing position(s).

     Third, when the portfolio manager has acquired the desired stake, the stock will be announced at the eRaider Internet website, www.eRaider.com. eRaider will encourage Fund shareholders and all other holders of the stock to participate in a message board to discuss the Fund companies. The Fund's board intends for the Fund to post on eRaider extensive information and analysis about the Fund's portfolio companies. eRaider will encourage a thoughtful interchange of informed opinion through the use of expert moderators. Moderators are expected from time to time to voice their opinions, and their opinions will be clearly labeled as such. Neither the portfolio manager, the selection manager nor the Fund will take part in message board discussions relating to specific portfolio companies. The portfolio manager will monitor news about the stock, vote the shares in the best interests of Fund shareholders, even if that opposes the consensus if any on the eRaider message board, and buy or sell the stock only in exceptional situations. eRaider has hired Martin Stoller, Ph.D. to oversee communications at the site. Information about Dr.
     Stoller can be found in the section "eRAIDER."

     Fourth, the Fund's board intends that active, insightful participation on the eRaider site will unlock the value of the companies in which the Fund invests. At that point a more aggressive fund might sell the investment. The Fund's board, however, intends for the Fund to hold the position on the theory that continuing oversight will produce continuing good performance. The Fund's board expects for the Fund to invest substantial time and energy in understanding its portfolio companies and does not consider it efficient to devote that expenditure for a possible gain from short term trading. Finally, the Fund wishes to maintain a low turnover ratio to minimize taxes. If, however, the portfolio manager determines that the Fund has achieved its objective, or that contrary to its hopes continuing shareholder oversight is not likely to lead to significant improvement in performance, or that liquidation of the accumulated position is indicated for other reasons such as poor company performance or to acquire superior investment opportunities, the selling process will be pursued in the best manner to protect Fund performance. The Fund's board intends for eRaider to stimulate an informed and thoughtful discussion of the purchased company. The Fund's board expects to attract a significant fraction of that company's shareholders to the message board. The Fund's board intends thereby to improve communication of ideas and strategies between company management and shareholders resulting in increased value of the purchased company's stock.

                       NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may pursue other strategies in the following or like circumstances, but intends to do so only occasionally as follows:

     First, the Fund's board intends for the Fund to be unleveraged, but unexpected redemptions might cause the Fund to borrow money. The portfolio manager will weigh the risk of leveraged investments against the loss from selling stocks too quickly. Borrowed funds will be repaid as quickly as the portfolio manager deems prudent.

     Second, the Fund's board intends for the Fund to be fully invested, but it may hold relatively minor cash or cash equivalent balances in anticipation of redemptions. The minor cash positions for this purpose would likely be comprised of money market instruments, time deposits, Treasury bills or commercial paper, or combinations thereof. The Fund will attempt to minimize cash balances.

     Third, the Fund's investment acquisition strategies include researching a company and then allowing months to build up a significant equity stake without moving the market. If shareholder purchases come in faster than the Fund can accommodate in its main strategies, it will make short-term, high quality investments identical to those used for minor cash positions. If these balances become too large in the judgment of the portfolio manager, the Fund will consider declining new shareholder investments temporarily.

     Fourth, the types of companies the Fund invests in may be or become attractive as takeover targets and merger partners. Moreover, the Fund's investments may contribute to putting its portfolio companies "in play," which could trigger legal and corporate finance maneuvers by other investors or company management. In some cases, the portfolio manager may decide that it is in the Fund shareholders' interests to accept a tender offer for shares in a portfolio company, and in other cases to increase the Fund's investment. The selection manager will act in the best interests of Fund shareholders, increasing or decreasing the Fund's position as appropriate.

                 BOARD OF DIRECTORS PLEDGE TO FUND SHAREHOLDERS

The Fund will not:
--   Alter its fundamental investment policies without prior shareholder approval.
--   Lend the Fund's securities to short-sellers or anyone else.
-- Solicit or accept any hard-dollar or soft-dollar payments from any firm or individual to execute trades or provide professional services.
-- Offer or pay any hard-dollar or soft-dollar payments to any firm or individual to distribute the Fund.
--   Sell our shareholder list to third party marketers.
-- "Window-dress" the Fund's portfolio, manipulate performance or categorization to gain better fund ratings, use "ask" or "average of bid and ask" prices to inflate net asset value and Fund performance, or attempt to communicate with Fund shareholders in any other misleading way.

                                      RISKS

                         HISTORICAL PERFORMANCE OF FUNDS

Historically, managed equity funds have consistently underperformed main indices such as the S&P 500. According to Morningstar the average U.S. equity fund underperformed the S&P 500 by 4.8% per year during the ten years ended May 31, 1999. The Fund hopes to beat the Russell 2000 index but it may fail.

                               SMALL COMPANY RISK

Another risk relates to the type of company the Fund selects. The Fund's board intends for the Fund to invest in small and medium capitalization companies. Although the Fund does not have size limits on the companies it will buy, it will invest primarily in companies with market capitalizations below $500 million. Such companies may be more susceptible to market downturns and more volatile than larger companies due to inexperienced management, lack of a successful track record or limited financial backing.

                                    START-UP

All new funds are exposed to start-up risk. A new organization has more chance of making mistakes than an established one. Plus, inflows and outflows as a percentage of total fund assets are more volatile in new funds. The Fund has more start-up risk than many new funds since it is not part of an established fund family and is pursuing untested investment strategies.

                             RISKS OF MESSAGE BOARD

Once the Fund has acquired its stake in a target company, it will arrange with affiliate eRaider to announce the purchased company at eRaider's website, www.eRaider.com. eRaider will post news, data and analysis of the Fund position and invite shareholders, both Fund shareholders and purchased company shareholders, to post their thoughts on eRaider's public Internet message board. The Fund's board intends for eRaider to stimulate informed and thoughtful discussions of the Fund's portfolio companies. The Fund's board expects for the Fund to attract a significant fraction of its portfolio companies' shareholders to the message board.

Although companies have been arranging Internet message boards to discuss their stocks for several years, the effect of a large shareholder arranging for a board and inviting -- and overseeing -- participation is a new and untested concept. While the eRaider message board is intended to improve communication of ideas and strategies between company management and shareholders resulting in increased value of the purchased company's stock, this cannot be assured even if the message board is well organized and well run. This is true because, among other reasons, even worthy comments may not be viewed as constructive by company management and may only serve to stiffen resolve not to change policies, thereby validating the criticism. The eRaider message board may anger company management and disrupt rather than foster shareholder communication with management. Another possibility is that too much attention to the opinions of small shareholders could cause company management to disregard their greater expertise and choose a popular decision over sound long-term strategies. There is also a risk that publishing the Fund's purchases and sales on the eRaider website could drive prices up or down to the detriment of the Fund. While the Fund's board believes these risks exist in any event for all companies and that establishing a responsible forum reduces them, the Fund's board may be wrong.

                  RISKS OF MARKET MANIPULATION AND OTHER MISUSE

Some Internet message boards have attracted misinformation. Others have revealed confidential, insider or stolen information. These types of posts could damage a company's investment standing and business prospects, which could adversely affect the Fund's value. Persons accessing the eRaider website could seek to influence market prices or otherwise misuse eRaider to the detriment of the Fund and the Fund could thereby be subject to suit or potential liability for stock manipulation or other alleged misconduct.

The Fund's board of directors has considered the eRaider relationship to the Fund and the investment adviser, and the Fund's method for picking stocks, and has determined that the use of the eRaider website is nonetheless in the best interests of the Fund and its shareholders. The board will monitor the Fund's connection with the eRaider website to determine that eRaider continues to be in the best interests of the Fund and its shareholders.

The Fund has furnished eRaider with a "No Market Manipulation" warning for message board users. Users will be warned that U.S. securities laws make it unlawful, among other things, for anyone to engage in any act that would be considered market manipulation pursuant to such securities laws. Misuse is often difficult to spot. The Fund will take all reasonable measures through its affiliate eRaider to detect and remove promptly all messages that appear to violate U.S. securities laws or that raise reasonable suspicion that the user is attempting to run up or down the price of a particular stock. The Fund will also arrange with eRaider to warn users that public Internet financial sites can easily be used for misinformation and manipulation, and that viewers should consider all postings with a degree of skepticism.

                                DISTRIBUTION PLAN

Although the Fund will not directly pay any fees, it has adopted a plan (called a 12b-1 plan) whereby it will distribute its own securities without retaining an outside underwriter. This is expected to generate substantial savings since Privateer will absorb out of its 1% management fee all distribution costs. The maximum amount payable by the Fund under the 12b-1 plan is .75% toward distribution and .25% toward service fees. The distribution activities contemplated by the plan are expected to include public relations and, as the need arises, print and radio media, although no direct marketing efforts along such lines are intended initially. No special sales force is contemplated. No brokers/dealers will be paid to place Fund shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   MANAGEMENT

Fund management considers this the most important part of the prospectus. Throughout this document, you will find many statements and promises. But who will implement and carry out these promises?

The issue of honesty and trust should be addressed squarely. Before making an investment in the Fund an investor should accept its approach to investing as described in this prospectus and trust that the Fund's board of directors and investment adviser will carry out those strategies in the shareholders' best interests. An investor should have good reason to believe that Fund management and its board members are honest and capable, and that they take their duties to shareholders seriously.

While the Fund will not have shareholder meetings, its shareholder participation program is intended to ensure an adequate opportunity for presentation of shareholder views.

The board of directors of the Fund is the group charged with ultimate responsibility for making sure the Fund acts in the best interests of Fund shareholders.

                               INVESTMENT ADVISER

The Fund has retained Privateer to act as investment adviser and manager. Privateer will furnish all investment, compliance and administrative services to the Fund for a 1% management fee. This contract will remain in effect for two years from the date of its initial approval, and is subject to annual approval of the Fund board for one-year periods thereafter. Pursuant to such contract, during the contract term Privateer has agreed to pay all Fund expenses. The Fund may cancel this contract at any time on 60 days' written notice to Privateer, and after the first anniversary of the date the Fund is declared effective, Privateer may terminate the contract on 60 days' written notice to the Fund.

Privateer is permitted to subcontract such services as necessary. It currently has contracts with American Data Systems, Inc. ("ADS"), to provide administrative, stock transfer and accounting services. It has a contract with Union Bank of California, N. A. ("Union Bank") to act as custodian.

Initially, Privateer's only business will be providing services to the Fund. However, Privateer intends to engage in other investment management businesses yet to be developed. The Privateer advisory contract is not assignable and terminates if an assignment is made.


For the fiscal period May 13, 2000 (commencement of operations) to September 30, 2000, the Adviser received fees in the amount of $7,013.00.

                        SELECTION AND PORTFOLIO MANAGERS

The respective duties of the selection and portfolio managers are set forth under "Fund Objective and Strategies, Strategies - Steps to Reach Objective."

Deborah Pastor and Aaron Brown will each receive salaries of $125,000 per year from Privateer, Ms. Pastor as portfolio manager and Mr. Brown as selection manager. Mr. Brown and Dr. Stoller each own 50% of Privateer and 50% of eRaider, businesses whose value depends in part on the success of the Fund.


                                SELECTION MANAGER


This prospectus was written by Aaron Brown (44) who will be employed by Privateer to serve as the selection manager for the Fund. Mr. Brown is Instructor of Finance at Yeshiva University in New York and writes a weekly mutual fund advice column for Sage Online, where he also answers questions about mutual fund investing on a message board. He has an M.B.A. in Finance from the University of Chicago and a S.B. in Applied Mathematics from Harvard College. For the last ten years his only full-time employment has been with Yeshiva University, but he has done consulting work for J. P. Morgan & Co., Rabobank Nederland and other large banks, Prudential Insurance Company of America and American Management Systems Incorporated. Prior to Yeshiva University, Mr. Brown taught finance at Fordham School of Business in New York and was a director of Lepercq de Neuflize Inc. For the past 12 years, until recently, when he stepped out of the business to devote full time to the Fund and his teaching responsibilities, Mr. Brown managed private money, and had approximately $24 million under management. He has worked strictly on a performance compensation basis for his private asset management. As the strategies carried out by Mr. Brown in private asset management differ from those intended for the Fund, no meaningful comparison with respect to prospective Fund results can be made. Mr. Brown is in the process of reorganizing his former investment management business to permit him to devote more time to the Fund.


Mr. Brown has been active in the design of every aspect of the Fund. He and Martin Stoller, funded all start-up expenses.

                                PORTFOLIO MANAGER


Mr. Brown is married to Deborah Pastor (43), who will be employed by Privateer to serve as portfolio manager. Ms. Pastor has an M.B.A. in Finance from the University of Chicago and a B.A. from Yale University. From May 1997, Ms. Pastor has worked with Mr. Brown managing approximately $24 million for private clients and developing (but not practicing) the Internet mutual fund idea that has become the Fund. Prior thereto, over the preceding ten years she worked for the Bank of Montreal where she was a director (Senior Foreign Exchange Advisor) from August 1993 to May 1997, and for J. P. Morgan & Co. where she was Vice President of the foreign exchange department for nearly seven years until August 1993. At both banks she gave advice to corporate treasury departments of large companies and coordinated implementation with bank traders. She has also worked as the Foreign Exchange Manager of United Brands, Incorporated and for European American Bank in commodity finance. In her bank careers she has marketed foreign exchange options, advised corporations on their foreign exchange exposure and, working with bank traders, facilitated the execution of foreign exchange and option trades for bank clients.


The chief distinction between the selection manager (Mr. Brown) and the portfolio manager (Ms. Pastor) is that the former is responsible for stock selection and the latter for acquisition and disposition of selected stocks.

                               BOARD OF DIRECTORS

The next step in organizing the Fund is appointing the initial board of directors. Being a director is a lot of work and carries substantial liability risk. So the only persons who will agree to serve are those who like and trust the Fund's founders (the "sponsors") (the sponsors of the Fund are Aaron Brown and Martin Stoller). The sponsors considered several competing interests in choosing the directors. First, even if under the Investment Company Act of 1940, as amended (the "1940 Act"), the board or directors are not classified as interested persons with respect to the Fund, they may nonetheless not truly be independent, and may be disposed to care more about getting the sponsors' money back than defending interests of Fund shareholders. The sponsors have tried to avoid appointing board members who might be prone to favor sponsor interests over shareholder interests.

Second, the Fund requires directors with top professional credentials, who generally expect to be paid well. If the pay is too low, only friends of the sponsors will serve. If the pay is too high, directors will quickly become friendly with the sponsors. Also, high pay for directors can add significantly to the expense ratio of a small fund.

Finally, there is the issue of management consensus. It makes no sense to design a fund one way, then appoint directors who will immediately change it. Investors have a right to expect that directors agree with the ideas in the prospectus. But a board of like-minded people may find it difficult to act independently of management.

The Fund's sponsors did not solve all these problems but they balanced each issue and made what they consider good compromises. When the Fund is declared effective it will have five directors. Mr. Brown will serve on the board because he knows the most about the overall concept of the Fund and will be able, as Fund president, to carry out the board's decisions efficiently. The other four directors were selected so that collectively they could efficiently and effectively oversee all aspects of the Fund themselves. They possess the expertise to evaluate management's performance and, if necessary, change the management company. They could even take over management of the Fund.

Except as detailed in the section "Compensation of the Board" (below), none of the four independent directors will receive any direct or indirect financial compensation from the Fund, Privateer, the sponsors or eRaider. They will meet monthly, and were all selected from the New York area. All are friends of Mr. Brown's, but they did not know each other prior to being selected as directors and the Fund believes all have the character to place duty above friendship. None of them has had prior business dealings with any sponsor.


Rita Robbins (43) will serve as director and board chair. She has over 20 years' experience in mutual fund operations and distribution. For the last five years she has been Sales & Marketing Manager for Washington Square Securities Inc. Prior to that she was a Regional Manager for Lord Abbett & Co. for ten years, Director of Mutual Fund Marketing for Nathan & Lewis Securities, Inc. for three years and Assistant Operations Manager for PaineWebber Group Inc. for three years. Until recently she had served for seven years as a member of the Securities Industry Institute of the Securities Industry Association.

Paul Zarowin (44) is Assistant Professor of Accounting at the Stern School of Business, New York University. He has a B.A. from the University of Pennsylvania and an M.B.A. in Finance and a Ph.D. in Business Economics from the University of Chicago. For the last ten years he has been a full-time professor at Stern. He is a leading expert in the use of financial statements to predict securities prices. He is the author of two classic studies in the field, "Does the Stock Market Overreact to Corporate Earnings Information?" (Journal of Finance, December 1989, vol. XLIV, no. 5, pp. 1385-99) and "Size, Seasonality and Market Overreaction" (Journal of Financial and Quantitative Analysis, March 1990, vol. 25, no. 1, pp. 113-125).

Anne Miller (40) holds a B.S. in Computer Science from Duke University and an M.B.A. from Harvard Business School. For the last five years she has been president of the Oryx Group, Inc. a consulting company specializing in evaluating business opportunities and acquisitions for pharmaceutical companies. Prior to that she worked in strategic planning for Bristol-Myers Squibb Company and automated measurement and manufacturing for General Electric Company.

John Capela (52) holds B.A. and M.B.A. degrees from Long Island University. He has over 30 years' experience in management, mostly outside the U.S. For the last ten years he has devoted himself to teaching including at Yeshiva University Sy Syms School of Business where he is an instructor in management and at the New York Institute of Technology School of Management. He serves as President of Cade International, which provides consulting and training services. Through Cade his consulting clients have included the learning Annex of New York, Inc., Nassau Community College, New York Institute of Technology, St. John's University, YWCA, Fehrmann Industries and Hy-Tech Industries.


                               DUTIES OF THE BOARD

The board generally will meet monthly in face-to-face meetings to review all matters materially pertaining to the Fund. Between meetings, board members will keep in touch with their particular areas of responsibility. If they feel it appropriate, they will communicate with other board members to discuss events and take action.

All board members will maintain up-to-date information pages at the eRaider Internet site. These pages will broadcast analyses of the Fund's performance. Topics will include fund operations, shareholder services and fees (Ms. Robbins), fund accounting (Mr. Zarowin), business prospects of the fund's stocks (Ms. Miller) and management and oversight issues at the Fund's portfolio companies (Mr. Capela). Topics including stock selection that do not fit into these categories will be addressed by Mr. Brown. Each director will be responsible for her or his own Internet pages. Each set of pages will be associated with a message board for Fund shareholders and the public to ask questions and make comments or suggestions. Directors will read these messages and, if they feel it appropriate, respond.

In keeping with eRaider philosophy, the Fund's board hopes that each board member's topic will attract thoughtful discussion by shareholders who will provide collective Fund oversight. The Fund's board hopes to recruit future directors from message board participants. The message boards will serve as an important link between Fund management and Fund shareholders.

                            COMPENSATION OF THE BOARD

At this time the outside directors will be given $150 in Fund shares (as a directed investment of their attendance honorarium), payable by Privateer, for every monthly meeting they attend in person; however, outside directors may opt instead at any time to receive such honorarium in cash.

These arrangements may remain in effect only for the first year of Fund operation. By the end of the first year, the Fund's board hopes the Fund will have active oversight by Fund shareholders. The Fund's board intends for the Fund to encourage active discussion among such shareholders about who should serve on the board and how they should be paid. The perfect solution would be to find independent Fund shareholders with the necessary expertise who are willing to serve as board members merely to protect their own investment and for whatever honor it confers. This is a Fund goal.

                                  FUND OFFICERS

The Fund has three officers, Mr. Brown, President, Ms. Pastor, Vice President and Dr. Stoller, Secretary. The Fund business is managed by Privateer.

                                 CODE OF ETHICS

The Fund has adopted a code of ethics that restricts personal trading by Fund officers and directors, and by Privateer officers and directors and persons associated therewith, of stocks the Fund acquires or intends to acquire. The officers, directors, the portfolio manager and selection manager are bound by the code, as are all other persons with access to investment information. The code allows individuals to invest in broad-based public mutual funds that may purchase or own portfolio securities; investments in the Fund itself, although this will represent an indirect purchase of such securities; and investment in an account where individuals bound by the code have no control over Fund investment selection.

These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of persons who manage the Fund or its affiliates. The board will, from year to year, re-approve the code after consideration of any appropriate revisions. The board may also waive provisions in specific cases.

                                 ADMINISTRATION

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Portfolio transactions for the Fund will generally be executed with broker/dealers on an agency basis, but will be executed with principals if the portfolio manager determines this will result in a better all-in price. The portfolio manager will be responsible for placing all orders for purchases and sales of the Fund's securities.

In selecting broker/dealers the portfolio manager will seek the most favorable price and execution and may not consider research and brokerage services furnished to the Fund or to Privateer or eRaider, or any of their affiliates. The portfolio manager will not consider sales of the Fund's shares as a factor in the selection of broker/dealers.

The portfolio manager will consider the total cost of acquiring the Fund's desired stake, rather than the individual costs of each trade. Because the Fund intends to acquire relatively large stakes -- up to but less than 5%-- the portfolio manager may find it useful to use several small broker/dealers to reduce price impact, even if this increases brokerage commissions and bid/ask spreads. In other cases, the portfolio manager may elect to steer all orders to a single large broker/dealer in return for reduced fees and spreads. If in the judgment of the portfolio manager, a 4.9% stake in a prospective company investment cannot be obtained, or obtained without moving the market unacceptably, the portfolio manager will not proceed until acquisition conditions are more favorable. This is a matter of delicate trading judgment and is left to the discretion of the portfolio manager.

                                  ADMINISTRATOR


Privateer will subcontract administrative services to ADS, which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. ADS is primarily in the business of providing administrative, fund accounting, state securities law compliance and stock transfer services to retail and institutional mutual funds with approximately $3 billion of total assets through its offices in New York and Denver.


Pursuant to administrative service agreements with Privateer, ADS will provide all administrative, accounting and transfer services necessary for the Fund for a minimum annual fee of $60,000 or 0.15% of Fund assets, whichever is greater. Privateer will also pay ADS the greater of $1,000 per month and $9 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services. Assuming average net asset value of $40 million per year, and average account investment of $10,000, estimated costs for ADS administrative and transfer services are $108,000 per year.

State securities law or Blue Sky compliance services if requested will be handled by ADS and paid for by Privateer on a negotiated fee basis. In addition, ADS will serve as the Fund's transfer agent and perform fund accounting services for which it will be paid separately by Privateer. For additional information, see section "Custodian, Transfer Agent and Dividend Agent."

                                    CUSTODIAN

Union Bank will serve as custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. For its services, Privateer will pay Union Bank 0.02% of net asset value per year. Assuming average net asset value of $40 million per year, estimated costs for Union Bank custodian services is $8,000 per year.

                        TRANSFER AGENT AND DIVIDEND AGENT

ADS will act as the Fund's transfer and dividend agent.

                        COUNSEL AND INDEPENDENT AUDITORS


Legal matters in connection with the issuance of shares of common stock of the Fund will be passed upon by Goodwin Proctor LLP, 599 Lexington Avenue, New York, NY 10022. Arthur Andersen, LLP, 1345 Avenue of the Americas, New York, NY 10105 has been selected as independent accountants for the Fund.


                                     ERAIDER


eRaider has hired Martin Stoller, Ph.D. to oversee communications at the eRaider website. Dr. Martin Stoller (44) is a Clinical Full Professor of Communication at the Kellogg School of Management, Northwestern University. He holds a B.S. and an M.A. in Communication Studies and a Ph.D. in Rhetoric from Northwestern University. Dr. Stoller also has been a full-time college professor for the last ten years but does extensive outside work in corporate communications and crisis management. Clients have included a number of major companies including Microsoft, Hyatt Hotels, Apple Computer, Kidder-Peabody, Bristol-Myers Squibb, The Boston Consulting Group, Continental Bank, Kraft General Foods and Abbott Laboratories. He currently serves as a Director of and Special Advisor to CyBear Inc. and member of the advisory board and Special Communications Manager for Andrx Pharmaceuticals. Aside from funding and general advice, Dr. Stoller has not been directly involved with the Fund, but he is indirectly involved through the eRaider Internet site.


                               VALUATION OF SHARES

The Fund will compute its net asset value, which, using the number of shares outstanding, determines price per share on each day the NYSE is open for business as of the regular close of trading. Additionally, shares will not be priced on days on which the NYSE is closed for trading, including most U.S. national holidays and Good Friday. Shareholders should also be aware that the major stock exchanges are considering changing their trading hours. The Fund reserves the right to modify its pricing procedures to reflect changes in stock trading practices.

Portfolio securities for which market quotations are readily available are valued at "bid" price. "Bid" price is the price at which dealers are willing to pay and "ask" price is the price at which dealers are willing to sell. The bid price is almost always lower. The Fund believes that bid prices are a better indication of what the Fund assets would actually fetch if they were sold, and therefore a fairer reference for computing net asset value.

Of course, shareholders should be aware that there is no guarantee the Fund assets could be sold at the bid price. Since Fund shareholders will both buy and sell at net asset values computed from bid prices, it will generally make no difference to them on average that bid prices are used to compute net asset value.

Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the board of directors, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments held by the Fund that mature in 60 days or less will be valued at amortized cost, which approximates market value. All other securities, assets and liabilities will be valued at their fair value following procedures approved by the board.

                             HOW TO PURCHASE SHARES

                          GENERAL PURCHASE INFORMATION

The minimum initial investment in the Fund is $2,500. The Fund may waive such minimum initial investment from time to time. As a "no-load" mutual fund, the Fund's shares may be purchased at its net asset value per share next determined. If an order is placed with a broker/dealer, or other financial institution, the broker/dealer or other financial institution is responsible for promptly transmitting the order to the Fund. It may charge a fee for executing that order, but the Fund will neither share in that fee nor pay any additional fee.

Shares of the Fund may be purchased directly by an investor opening an account by mail or by phone using federal funds wire transfer or check. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the Fund receives the purchase order for the purchase of its shares and purchase funds are received. Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's automatic investment plan.

                         PURCHASE BY TELEPHONE OR E-MAIL

To open an account by telephone, investors may call toll free (877) 575-3137 or e-mail newaccount@privateeram.com to obtain an account number and instructions. Information including the appropriate federal tax identification number concerning the account will be taken over the phone or internet. Funds may be sent by check or wire.

                                  WIRING FUNDS

After opening an account by telephone or e-mail, shares of the Fund may be purchased by wiring funds to Union Bank. The sending bank may charge a fee for doing so (see instructions below). The purchase wire transfer instructions should be formulated as follows: Union Bank of California, N.A.
ABA# 122000496
Acct No. 280021520
F/B/O Allied Owners Action Fund Inc.
_____________ F/F/C: ___________
Shareholder Acct. No. ___________
Shareholder Acct. Name: ______________________

Investors must mail a signed application to the transfer agent at the address listed below in order to complete an initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received by the Fund, despite delays that may occur in bank processing. There will be no fee for receipt of wired funds.

                                PURCHASE BY MAIL

Subject to acceptance by the Fund's transfer agent, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with wire transfer or a check payable to: Allied Owners Action Fund Inc.
c/o American Data Services, Inc.
P.O. Box 5536
Hauppauge, N.Y. 11788-0132

Payment for the purchase of shares received by mail will be credited to the shareholder's account at the net asset value per share next determined after receipt by the Fund. Prospective investors will be assessed a $15 charge for returned checks.

                             ADDITIONAL INVESTMENTS

Additional investments of $100 or more may be made at any time by mailing a check to the Fund at the address noted above under "Purchase by Mail" or by wiring funds to the custodian bank.

                           OTHER PURCHASE INFORMATION

Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the transfer agent and certain of their affiliates, excluding such entities from certain liabilities (including losses resulting from unauthorized shareholder transactions). The purchase price paid for Fund shares is the net asset value of the shares next determined after the Fund receives your order. The Fund reserves the right to reject any subscription for shares.

The Fund must receive an order by the close of business on any business day for the purchase price to be determined that day. If funds are received after the close of business, the purchase price will be that determined on the next business day. All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places.

Shares of the Fund may also be sold by the Fund at the current net asset value to corporations or other institutions such as trusts, foundations or broker/dealers purchasing for the accounts of others. Investors purchasing and redeeming Fund shares through broker/dealers may be charged a transaction-based fee or other fee for services. Each such entity-shareholder is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of such entities should read this prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to, or receive compensation from, broker/dealers for the sale of its shares.

                              HOW TO REDEEM SHARES

                         GENERAL REDEMPTION INFORMATION

A Fund shareholder may redeem all or a portion of his or her shares on any day that the Fund values its shares (please refer to section "Valuation of Shares" above for more information). Shares will be redeemed at the net asset value next determined after receipt of instructions in "good order" as explained below. The Fund's net asset value is likely to fluctuate on a daily basis.

To redeem shares, a shareholder may either contact a broker/dealer or financial institution with an oral request or send a written request directly to the transfer agent. This request should contain the dollar amount or number of shares to be redeemed, Fund account number and either a social security or tax identification number. A redeeming shareholder should sign the redemption request in exactly the same way the account is registered. If there is more than one owner of Fund shares, all owners must sign. A signature guarantee is required for redemptions over $5,000. Shareholders should contact the transfer agent for more details. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

                               REDEMPTION BY MAIL

The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." Requests should be addressed to Allied Owners Action Fund Inc., c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, N.Y. 11788-0132.

                                   GOOD ORDER

Requests in "good order" must include the following documentation: a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered and any required signature guarantees (see "Signature Guarantees" below).

                              SIGNATURE GUARANTEES

To protect shareholder accounts, signature guarantees are required to enable the Fund to verify the identity of any shareholder who authorizes a redemption of $5,000 or more from an account. Signature guarantees are also required for redemptions where the proceeds are to be sent to someone other than the registered shareholder at the registered address and for share transfer requests. Signature guarantees may be obtained from eligible financial institutions, including banks, trust companies, credit unions, brokers/dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund toll free at (877) 575-3137 or e-mail shareholderservices@eRaider.com for further details.

                             REDEMPTION BY TELEPHONE

If a shareholder elects to allow telephone redemptions, subject to the signature guarantee requirement set forth above shares may be redeemed by calling the Fund toll free at (877) 575-3137 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Requests for redemption that are subject to signature guarantees will only be effective once proper signature guarantees are received.

If a shareholder authorizes telephone redemption, the Fund and the transfer agent may act on telephone instructions from the shareholder subject to appropriate verification. The transfer agent's records of such instructions are binding and each shareholder bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some evidence of personal identification prior to acting upon instructions.

The investment adviser will be responsible for losses that result from unauthorized access if the investment adviser does not follow reasonable procedures designed to verify the shareholder's identity.

                         PAYMENT OF REDEMPTION PROCEEDS

After investor shares have been redeemed, proceeds will normally be mailed within three days but in any event not later than seven days after receipt of the redemption order, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when NYSE trading is suspended. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank that is not a member of the Federal Reserve System, until such check has cleared the banking system, which may take up to 15 calendar days from the purchase date.

If the board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             INVOLUNTARY REDEMPTION

The Fund reserves the right to redeem a shareholder account at any time the net asset value of the account falls below $2,500 as the result of a redemption request.


                              SHAREHOLDER SERVICES

The Fund offers several shareholder service options to make shareholder accounts easier to manage, which are listed on the account application. Investors should make note of these options and select the ones appropriate for them.

                          AUTOMATIC INVESTMENT PROGRAM

Investors may arrange to make additional automated purchases of Fund shares by completing the required section of the account application included with this prospectus. Investors can automatically transfer $100 or more per month from their bank, savings and loan or other financial institution to purchase additional shares.

                        TELEPHONE TRANSACTION PRIVILEGES

If a shareholder holds shares in an account with the transfer agent, he or she may secure telephone privileges by completing the required section of the account application included in the prospectus. The transfer agent can furnish an additional application. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone activity. Shareholders who cannot reach the Fund by telephone should contact their broker/dealer or financial institution or issue written instructions to the transfer agent at the address set forth herein. See sections "Management" and "Custodian, Transfer Agent and Dividend Agent." The Fund reserves the right to modify, suspend or terminate telephone services at any time without notice.

                         TAX-QUALIFIED RETIREMENT PLANS

The Fund is available for tax-deferred retirement plans. If interested, shareholders should communicate with the Fund and request the appropriate forms for:
--   Individual Retirement Accounts ("IRAs") and Roth IRAs;
-- 403(b) plans for employees of public school systems and non-profit organizations;
--   401(k) plans; or
--   profit-sharing plans and pension plans.

Shareholders may also transfer their tax-deferred plan balance to the Fund from another company or custodian. Call toll free, (877) 575-3137, e-mail at newaccount@eRaider.com or write the Fund for an account transfer form.

         CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

The Fund will mail confirmations of all shareholder purchases or redemptions of Fund shares. Shareholders will also receive account statements on a quarterly basis. This information will be provided from the broker/dealer or financial institution. Shareholders will also receive various IRS forms after the first of each year detailing important tax information. The Fund will supply annual and semi-annual reports that list securities held by the Fund and include its current financial statements.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute (or reinvest as directed) its net investment income and net realized capital gains annually. Distributions from capital gains will be made after applying any available capital loss carryovers.

As a shareholder, you can choose from three distribution options:
--   reinvest all distributions in additional Fund shares;
-- receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or
--   receive all distributions in cash.

Shareholders can change their distribution option by notifying the Fund in writing. If an option is not selected when the account is opened, all distributions will be reinvested in additional shares of the Fund at net asset value. Shareholders will receive a statement confirming reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period, the transfer agent will notify shareholders that they have the option of requesting another check or reinvesting the distribution in the Fund. If the transfer agent does not receive notice of election, the distribution will be reinvested in the Fund at the current net asset value per share. Similarly, if correspondence sent by the Fund or the transfer agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund.

                                      TAXES

                                     STATUS

The Fund is a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended. However, the Fund's board intends for the Fund to qualify and to elect to be treated as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it annually distributes substantially all its investment company taxable income to shareholders. State income taxes on mutual funds differ, but most states follow the federal rules, except with regard to government-issued bonds.

                              TAX-DEFERRED ACCOUNTS

Shareholders that hold Fund shares in a tax qualified account, such as an IRA or a 401(k), may owe federal taxes and possibly penalties if they withdraw the money and fail to reinvest it during the permitted period. Those taxes will depend on the type of IRA account, age of the shareholder and other factors.

                   TAXABLE ACCOUNTS: INCOME AND CAPITAL GAINS

When a shareholder invests in any mutual fund in a taxable account, he or she pays two kinds of taxes.

1. Annually the Fund may make or credit the shareholder with a distribution. Shareholders must pay tax on this amount even if they have the distribution automatically reinvested in the Fund.

2. When shareholders sell their Fund shares they will owe tax on the profit, if any. If a shareholder has a loss on sale of Fund shares, the loss will be a capital loss that, subject to important restrictions, can be used to reduce the shareholder's income taxes. The calculation of profit or loss can be complicated if shareholders buy at more than one time, or reinvest distributions. The Fund's board intends for the Fund to offer on-line support at eRaider.com for tax questions about the Fund.

Distributions from the Fund will be taxable as ordinary income or as capital gains or losses. Dividends from stocks and interest payments from bonds or CDs will be taxed as ordinary income. Capital gains represent profits from selling securities, either Fund shares sold by Fund investors or Fund positions sold by the Fund itself, at a gain or loss. The computation of the gain or loss and the distinction between ordinary income and capital gains and losses are subject sometimes to complicated IRS rules and tax precedent.

                           LONG-TERM VERSUS SHORT-TERM

A capital gain can either be long-term (more than one year) or short-term. For most investors, short-term capital gains are taxed like ordinary income, but there are important exceptions. Investors in federal tax brackets of 28% or above will pay only 20% tax on long-term capital gains. Therefore, many investors prefer to receive as much of their return as possible in the form of long-term capital gains.

The distribution from the Fund will be accompanied by a statement that shows how much is income, how much is short-term capital gain and how much is long-term capital gain. These numbers will impact a shareholder's federal tax return as if he or she had received them through direct purchases of stocks or bonds. Whether a gain is long-term or short-term depends on how long the Fund held the investment, so short-term Fund shareholders can receive long-term gain distributions and long-term Fund shareholders can receive short-term gain distributions.

The capital gain or loss when shareholders sell Fund shares will be short-term, if held for less than one year, or long-term if held for more than one year. There are special rules impacting taxation if a shareholder inherits Fund shares or receives the shares through certain types of gift transactions.

                                   DISCLAIMER

All the above applies to federal income tax for most U.S. citizens but there are many exceptions. Most state and local income taxes are consistent with federal rules but impose additional taxes on top of the federal. Shareholders should consult their tax advisor, but also feel free to post questions at eRaider.com, which will have links to Internet tax sites including those maintained by the IRS.

                               GENERAL INFORMATION

The Fund is a non-diversified, open-end investment company incorporated under the laws of Maryland on July 12, 1999. The Fund's business and affairs are managed by its officers under the direction of its board. The Fund offers its shares in one series, which is being offered for sale in this prospectus. All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the board, and in the distribution of any net assets in liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of purchase price. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of the board can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will be unable to elect any director.

Except as may be required under the 1940 Act the Fund will not hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the board of directors or the appointment of auditors. However, pursuant to the Fund's by-laws, the holders of shares representing at least 10% of the Fund's total outstanding shares may request that the Fund hold a special meeting of shareholders. In such event the Fund will assist in the communication with other shareholders. In addition, the 1940 Act requires a shareholder vote for all amendments to the Fund's fundamental investment objective and policies and investment restrictions and for certain amendments to investment advisory contracts.

The Fund reserves the right to amend any of its non-fundamental policies, practices and procedures described in this prospectus, including the SAI, without shareholder approval.

                              FINANCIAL HIGHTLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since its commencement of operations on March 9, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the fiscal period ended September 30, 2000 has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available without charge upon request.

                                                 SEPTEMBER 30, 2000

                                              --------------------------


Net asset value, beginning of period+ .............................   $  10.00
Income (loss) from investment
      operations:
      Net investment income (loss) ................................       0.08
      Net realized and unrealized loss from investment transactions      (2.74)

                                                                      ---------

Total from investment
operations ........................................................      (2.66)


                                                                      ---------

Net asset value, end of period+ ...................................   $   7.34

                                                                      =========


Total return ......................................................     (26.60%)

Net assets (in thousands) .....................................       $  1,320

Ratio of expenses to average net assets ...........................       1.00%

Ratio of net income (loss) to average
      net assets ..................................................       1.88%

Portfolio Turnover Rate ...........................................       6.59%


  * For the period March 9, 2000 (commencement of operations) to September 30, 2000.

         See notes to financial statement contained in the Fund's Annual Report.

                       THE ALLIED OWNERS ACTION FUND INC.


                                February 1, 2001


                 This document describes The Allied Owners Action Fund Inc.

                 (the "Fund"). It is not a prospectus. It contains additional information not found in the Fund's prospectus dated February 1, 2001, and should be read in conjunction with that document. You can request the Fund's prospectus by calling toll free
                 (877) 575-3137 or sending an email to newaccount@eraider.com. You can also read the prospectus and this statement of additional information ("SAI") on, or e-mail questions to the Fund's directors and officers at, http://www.eRaider.com.

                 The purpose of the SAI is to shorten the prospectus by moving some of the more detailed and technical information to a separate document.


                 The common practice of printing a drab prospectus and embellishing it with full-color, expensive marketing materials has not been followed by the Fund. Investors should consider the Fund soberly and without distraction. All the reader will find in this package are the SAI, an account application and an investor questionnaire. If reading the prospectus and SAI does not persuade an investor, he or she should not proceed. If after reading it interest is captured, such additional material should also be reviewed.

                       THE ALLIED OWNERS ACTION FUND INC.


                                February 1, 2001


                                TABLE OF CONTENTS
HISTORY....................................................................2
DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS..........................6
Classification.............................................................6
Investments................................................................6
Positions for Liquidity....................................................7
Depository Receipts; Indexes; and Futures..................................7
RISKS......................................................................7
Potential Illiquidity......................................................7
Inflation..................................................................7
Taxes......................................................................8
Interest Rates.............................................................8
Unknown Future Factors ....................................................8
Risk of Message Board .....................................................8
POLICIES...................................................................9
Discussion of Fees ........................................................9
Investment Advisor Fee.....................................................9
Transaction Costs .........................................................10
Tax Inefficiency Costs ....................................................10
MANAGEMENT.................................................................10
Board of Directors ........................................................11
Management Information.....................................................11
Management Compensation....................................................11
Control Persons............................................................13
Investment Adviser.........................................................14
DISTRIBUTION...............................................................15
Portfolio Transactions and Brokerage Commissions...........................15
Capital Stock..............................................................15
GENERAL PURCHASE INFORMATION...............................................15
TAXATION...................................................................15

                                     HISTORY

The Fund is a Maryland corporation created on July 12, 1999. It was created to be an investment company and has never engaged in any other business, used any other name or been involved in any reorganization or bankruptcy.

The Fund has contracted all management services to affiliate Privateer Asset Management Inc. ("Privateer"), a Delaware corporation. It has arranged for shareholder communications through affiliate eRaider.com Inc. ("eRaider"), a Delaware corporation.

                DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS

                                 CLASSIFICATION

The Fund is an open-end, non-diversified management investment company. By the Investment Company Act of 1940, as amended (the "1940 Act"), definitions, it is non-diversified since it may hold positions in a single issuer amounting to over 5% of its total assets. The Fund's board intends for the Fund to meet the IRS diversification rules necessary to avoid corporate income tax.

                                   INVESTMENTS

The principal and some non-principal strategies of the Fund have been described in the prospectus. Below are some non-principal strategies of the Fund.

                             POSITIONS FOR LIQUIDITY

While not part of its principal strategies, the Fund may acquire, when appropriate, high-quality, short-term or floating-rate instruments either to maintain liquidity for forecasted redemptions or to hold cash inflows in money market positions while permanent positions are being acquired. These securities are subject to credit risk, that the issuer will not make the promised payments, as well as interest rate risk, that increases in market interest rates will cause the value of the securities to decline. However, because the securities will be high quality and short-term or floating-rate, these risks are smaller than those for lower quality and longer-term fixed-rate securities. Also, small cash positions (less than 5% of total assets) may result from day-to-day trading activity.

                   DEPOSITORY RECEIPTS; INDEXES; AND FUTURES.

Also, as non-principal strategies, the Fund may buy stocks in large corporations or diversified securities such as depository receipts or enter into futures contracts on diversified stock indices such as the S&P 500. These investments are subject to the risks of all common stock investments, as described in the Fund's prospectus. In acquiring such positions the Fund will attempt to match the performance of the overall U.S. stock market, and it will rely on published research and historical statistics to attain this goal.

Futures contracts are subject to the additional risk that they will not be honored. This could occur through problems with the clearing corporation or market disruption. To minimize these risks, the Fund will only enter into futures contracts that are traded actively on major national exchanges. It is also possible that the Fund will be unable to close out a futures position. The Fund will attempt to mitigate this risk by avoiding futures contracts with delivery dates more than one month later than the expected time needed to acquire more permanent positions. Futures contracts are subject to margin calls. As the Fund's board intends for the Fund to hold high-quality, short-term investments in the full nominal value of the futures contract, it should not be exposed to material risk from margin calls. However, if the Fund is unable to meet a margin call, despite this precaution, the futures contract could be closed out on disadvantageous terms.

                                      RISKS

                              POTENTIAL ILLIQUIDITY

The Fund's board intends for the Fund to acquire relatively large stakes in its portfolio companies. Such stocks when purchased will be liquid according to the normal meaning of that term, namely, that buyers and sellers are easily found for normal transaction sizes at a normal spread between bid and ask prices. However, the Fund's overall position may be or become illiquid in total because of its size relative to the average transaction volume in the security. It is also possible for liquidity in one of the Fund's stocks to decline as a result of issuer problems, de-listings or other events. The maximum percentage of the Fund that will be invested in illiquid securities at the time of investment is 15%. In the event the percentage of the Fund's investment in illiquid securities exceeds 15%, it will promptly take prudent measures to bring its illiquid portion under 15% by disposition of portions or all of one or more positions.

                                    INFLATION

Inflation can destroy the value of stock market returns. Over the 18-1/4 years from July 1964 to September 1982 a stock market investor would have tripled her money, but even though the stock market increase helped protect against inflation she would have been able to purchase less with the $3 she had in 1982 than the $1 she had in 1964.

                                      TAXES

While taxes vary among individual investors, they can take a significant part of the return. For example, suppose a long-term investor earns 10% per year over a 40-year period during which inflation is 4% per year. A tax-free investor would have $45 for each $1 invested but inflation would take some 80% of that gain so he would have adjusted purchasing power of only $9. An investor paying 39.6% federal income tax every year on total returns would end up with only $10 for each $1 invested instead of $45. Inflation would reduce the value of that down to $2. Doubling your purchasing power in 40 years is not the kind of return most persons have come to expect from the stock market.

The trouble is that under current laws, taxes and inflation combine mathematically to more than the sum of their parts. The Fund hopes to select companies whose value will rise faster than inflation, and hold them in a way that minimizes taxes, but it may not succeed.

                                 INTEREST RATES

The Fund will be exposed to interest rate changes, inflation, stock market fluctuations and other economic factors as well as company-specific events like layoffs, sales reductions or inventions. All factors are interrelated so that, for example, a rise in interest rates could reduce the credit sales of one of the Fund's companies. It is important to recognize that while the stock market may be performing well, company-specific risks, may still be significant.

                             UNKNOWN FUTURE FACTORS

The Fund will also be subject to unknown future factors. There can be no assurance that the Fund's investment strategies will address or address effectively these or other risk factors.

                              RISK OF MESSAGE BOARD

While the Fund itself intends to be a passive investor, it will supply the name of the stock to affiliate eRaider, which intends to invite company and Fund shareholders to participate on an Internet message board organized by eRaider to discuss the company.

The message board will be open to the public. eRaider will not attempt to limit participation in any way and will not take responsibility for the information posted. Individual authors will retain full responsibility. It is possible that message board participants will organize to attempt to influence company management. It is also possible that facts and analysis provided at the eRaider site will influence company shareholders as well as company management.

The result of the message board is unpredictable since not yet tested in practice. eRaider's role is to provide a forum to encourage informed and thoughtful discussion among shareholders. The results of those discussions and the actions taken by individual participants or third parties are largely beyond eRaider's control.

On the other hand, it would be disingenuous to assert -- and the Fund does not -- that eRaider will be entirely passive. eRaider will organize the message board in the belief that improved shareholder communication will increase shareholder value. eRaider will post analyses and opinions. Those opinions may be accepted by company management or, despite management's initial dismissal, may attract enough support among shareholders to end up being forced upon company management. While eRaider itself will not own stock in the company, it may communicate directly with company directors and officers as an unofficial shareholder representative. As a registered investment company the Fund is exempt from SEC Regulation 13 D-G filings if its position exceeds 5% in a portfolio company but this exemption is lost for an investment company that acquires such a position intending to change or influence the control of the portfolio company or in connection with or as a participant in such purpose. Thus, the Fund may on occasion consider it necessary to file such a disclosure if its holdings exceed 5% even if its ownership was not obtained with such intent in mind.

The Fund's only responsibility is to its shareholders. If eRaider triggers unfavorable regulatory action or threatens to involve the Fund in litigation the Fund is prepared to sever all connection, which is intended to be informal in any event. Although the Fund and eRaider are affiliates who share key personnel, the Fund will strive to act in the best interest of its shareholders at all times.

The goal of eRaider, and of the Fund in associating with eRaider, is improved shareholder value through improved shareholder communication. The Fund believes this is a two-way street. Management may do a better job with the advice and active support of shareholders. Shareholders may perceive more value in shares when they understand management's strategies and know that their interests are respected.

The Fund believes that better shareholder value can lead to lower cost of capital, which in turn can lead to further increase in shareholder value. However noble this goal, the Fund recognizes that company management and regulators may separately be at odds regarding eRaider's conduct. Company management may view eRaider as an organizer of takeover activities or as meddlesome in day-to-day corporate affairs. Regulators may determine that bulletin board organizers assume some responsibility for board content and, if affiliated with a mutual fund, attribute such content or portions to the fund itself. The Fund's board intends for the Fund at all times to remain separate from eRaider's activities. However, since eRaider is a relatively new concept, Fund shareholders cannot be given any assurance that it will work.

                                    POLICIES

The Fund is subject to the investment limitations enumerated in this section, which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The following are Fund fundamental policies:
-- The Fund may not issue senior securities or borrow money (as defined in the 1940 Act) except the Fund may borrow money on a temporary basis to fund redemptions if the portfolio manager deems the risk of leverage to be preferable to the loss of selling investments too quickly. Borrowings will be limited to 5% of the Fund's total assets not to exceed if a lesser figure, 33 1/3% of net assets (total assets less all liabilities and indebtedness other than this borrowing).
-- Not more than 25% of the value of the Fund's total assets will be invested in the securities of any one issuer.
-- The Fund will not invest 25% or more of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries).
-- The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

-- The Fund may not pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation as set forth in the first bullet above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).
-- The Fund may not make loans of securities to other persons. The Fund, however, may make margin deposits in connection with transactions in options, futures and options on futures, pursuant to which certain of the Fund's securities may be pledged to secure margin calls.
-- The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.
-- The Fund may not invest in commodities or commodity futures contracts. Futures on the S&P 500 indexes will not be deemed to be commodities or commodities future contracts for the purpose of this fundamental policy.

The following are Fund non-fundamental policies that may be changed by the board of directors. The Fund may not:

-- Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities that cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;
-- Purchase securities when borrowings exceed 5% of the Fund's total assets or when the amount by which the Fund is leveraged is more than 5% of the Fund's total assets; or,
--   Invest in other investment companies except as permitted under the 1940
     Act.

With regard to both fundamental and non-fundamental policies, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that levels of investments in illiquid securities and any borrowing by the Fund that exceeds the investment limitations stated above must be reduced to meet such limitations within the period required by applicable laws and regulations. The investment adviser will act in the best interests of the Fund to decrease the amount of illiquid securities held by the Fund as soon as reasonably practicable. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets. Because the Fund is new and innovative, the board of directors reserves the right, subject to shareholder approval where required, to change any of these policies, or the Fund's objectives and strategies.

                               DISCUSSION OF FEES

The Fund will pay a 1% annual fee (computed based upon net asset value and payable 1/12th monthly in arrears) to Privateer for all management services. This fee includes all out-of-pocket Fund expenses including brokerage.

                                TRANSACTION COSTS
The Fund will attempt to minimize transaction costs in three ways, although there is no guarantee it will be successful. First, it will attempt to maintain a low turnover ratio. It intends to buy and hold. Second, it intends to accumulate positions over several months, thereby minimizing risk of price run-up. Third, the Fund's board intends for the Fund to buy relatively few stocks at any one time, which gives the portfolio manager the opportunity to pay especially careful attention to the trading characteristics of each stock. Since she is not responsible for stock selection, she can concentrate exclusively on trading. The Fund hopes that this will allow her to reduce significantly the costs of acquiring positions.

Although it cannot promise it will be successful, the Fund will make diligent efforts to reduce transaction costs such as bid/ask spreads and market movement costs.

                             TAX INEFFICIENCY COSTS

Taxes are hard to measure but studies show that in many instances taxes can add substantially to the true cost to a fund investor. The Fund will undertake to minimize taxes to the extent consistent with overall Fund investment goals. The Fund undertakes to do the following: It will consider the tax consequences of all transactions and only execute them if, in the opinion of the portfolio manager, the benefits outweigh the tax costs to taxable shareholders. This may mean holding positions for over one year even though they could have been sold earlier at higher short-term profits.

                                   MANAGEMENT

                               BOARD OF DIRECTORS

The board of directors will hold monthly meetings to review all matters pertaining to the Fund. Each board member will be assigned an area of responsibility. Initially these will be operations, shareholder services and fees, fund accounting, stock selection, business prospects of the Fund's stocks and management and oversight issues at the companies in which the Fund invests. Each board member will maintain up-to-date information pages at the eRaider Internet site relating to his or her area of responsibility, which will be associated with a message board for Fund shareholders and public questions and comments.

The Fund's board hopes that each board member's information pages will attract thoughtful discussion by both Fund and company shareholders. The Fund's board hopes to recruit future directors from message board participants. The Fund's board believes that the message boards will also serve as an important link between Fund management and Fund shareholders.










                             MANAGEMENT INFORMATION





*    Mr. Brown is married to Ms. Pastor.
** Interested persons. Mr. Brown and Dr. Stoller collectively own 100% at present of affiliate Privateer and 100% of affiliate eRaider.

                             MANAGEMENT COMPENSATION

At this time the Fund has no pension or retirement benefits for directors or officers. All salaries are paid by Privateer.

+ Subject to revenue Dr. Stoller is expected to receive a salary of $125,000 from affiliate eRaider.

                                 CONTROL PERSONS

Initially the Fund will be controlled by its initial investors, Mr. Brown and Dr. Stoller. However, their control position is expected to be quickly eliminated once additional Fund shares are sold. They will also control affiliates Privateer and eRaider.

                               INVESTMENT ADVISER

The Fund has retained Privateer, a newly-created Delaware corporation, to act as investment adviser. Mr. Brown and Dr. Stoller control Privateer and such control is expected to continue.

The Fund will have a management contract with Privateer as described in the prospectus. The Fund, Privateer and eRaider will share office space. Privateer trading operations will be segregated from the Fund and eRaider. Mr. Brown is an officer and director of all three entities. His wife Ms Pastor is an officer of the Fund and Privateer. Dr. Stoller is an officer (but not a director) of the Fund and a director and officer of eRaider. Certain employees may share duties for the three companies.

There is no contractual relationship between eRaider and either Privateer or the Fund. The Fund's board intends for the Fund to pass the names of its stocks to eRaider for public announcement, but on an uncompensated, voluntary basis. eRaider will, gratis, make Fund information available at the site. Mr. Brown and Dr. Stoller each own 50% of eRaider. They will each own up to 50% of Privateer when the Fund is declared effective.


Privateer will furnish all investment, compliance and administrative services to the Fund in exchange for a 1% management fee. This contract will remain in effect for two years from the date of its initial approval, and subject to annual approval of the board of directors for one-year periods thereafter. It can be cancelled upon 60 days' written notice by the Fund to Privateer, and after the first anniversary of the date the Fund is declared effective, Privateer may terminate the contract on 60 days' written notice to the Fund.

Privateer is allowed to subcontract all compliance and administrative services. Privateer has subcontracted these services to American Data Services, Inc. ("ADS"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. ADS is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds with approximately $3 billion of total assets through its offices in New York, Denver, Tampa and Los Angeles.

Union Bank will serve as custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. For its services, Privateer will pay Union Bank 0.02% of net asset value per year. Assuming average net asset value of $40 million per year, estimated costs for Union Bank custodian services is $8,000 per year.

Pursuant to the ADS agreements, ADS will provide all administrative, accounting and transfer services necessary for the Fund. Privateer will pay ADS a minimum annual fee of $60,000 or 0.15% of Fund assets, whichever is greater. Privateer will also reimburse ADS for any out-of-pocket expenses. In addition, ADS will serve as the Fund's transfer agent and perform fund accounting and Blue Sky services for which it will be paid separately. Privateer will also pay ADS the greater of $1,000 per month and $9 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services. Assuming average net asset value of $40 million per year, and average account investment of $10,000, estimated costs for ADS administrative and transfer services are $108,000 per year, and estimated costs for Union Bank custodian services are $8,000 per year.



The Fund will use Arthur Andersen to audit its financial statements.

                                  DISTRIBUTION


Although the Fund will not directly pay any fees, it has adopted a plan (called a 12b-1 plan) whereby it will distribute its own securities without retaining an outside underwriter. This is expected to generate substantial savings since Privateer will absorb out of its 1% management fee all distribution costs. The distribution activities contemplated by the plan are expected to include public relations and, as the need arises, print and radio media, although no direct marketing efforts along such lines are intended initially. No special sales force is contemplated. No brokers/dealers will be paid to place Fund shares.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Portfolio transactions for the Fund will generally be executed with broker/dealers on an agency basis but will be executed with principals if the portfolio manager determines this will result in a better all-in price. The portfolio manager, or a designated subordinate, will be responsible for placing all orders for purchases and sales of the Fund's securities.

In selecting broker/dealers, the portfolio manager will seek the most favorable price and execution. She may not consider research and brokerage services furnished to the Fund, Privateer or eRaider, or any of their affiliates or consider sales of the Fund's shares or any other fund's shares as a factor in the selection of broker/dealers.

The portfolio manager will consider the total cost of acquiring the Fund's desired stake, rather than the individual costs of each trade. Because the Fund intends to acquire relatively large stakes, the portfolio manager may find it useful to use several small broker/dealers to reduce price impact, even if this increases brokerage commissions and bid/ask spreads. In other cases, the portfolio manager may direct orders to a single large broker/dealer in return for reduced fees and spreads. This is a matter of delicate trading judgment and is left entirely to the discretion of the portfolio manager.

                                  CAPITAL STOCK

The Fund is authorized to issue one million shares of common stock, $.001 par value. Holders of common stock are entitled to dividends and distributions in the amount and at the times determined by the board of directors. Each shareholder is entitled to one vote per share. Upon a liquidation or dissolution of the Fund shareholders will share ratably in any remaining assets after payment of liabilities.

                          GENERAL PURCHASE INFORMATION

The minimum initial investment in the Fund is $2,500. The Fund may waive or reduce such minimum initial investments from time to time. As a "no-load" fund the Fund's shares may be purchased at its net asset value.

Prior to investment by the Fund shares will be offered at $100 per share. Thereafter, the purchase price will be based on the net asset value per share as determined following placement of an order. Purchase and redemption inform ation is set forth in the Fund's prospectus.

                                    TAXATION

The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended. The Fund's board intends for the Fund to qualify and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be liable for federal income taxes to the extent it annually distributes substantially all its investment company taxable income to shareholders. State income taxes on mutual funds differ, but most states follow the general federal rules, except with regard to government-issued bonds, and add additional taxes. If the Fund fails to qualify as a regulated investment company it would owe corporate income tax on most income and all realized capital gains. This could significantly reduce return to Fund shareholders.

                                     PART C


Item 23.


Exhibit No.        Description of Exhibit
----------         ----------------------
(a)                Articles of Incorporation (See Note 1)
(b)                Bylaws (See Note 1)
(c)                Not Applicable.
(d)                Management Agreement with  Privateer Asset Management Inc.
                   (See Note 1).
(e)                Not Applicable.
(f)                Not Applicable.
(g)                Form of Custody Agreement (See Note 1)
(h)                Administrative Service Agreement (See Note 1)
(h)(1)             Form of Administrative and Fund Accounting Service Agreement
                   (See Note 1)
(h)(2)             Form of Transfer Agency Agreement (See Note 1)
(i)                Opinion of Counsel as to the legality of the securities being registered, including their consent to the filing thereof
                   and as to the use of their names in the Prospectus (See
                   Note 1)
(j)                Consent of Arthur Andersen, LLC., independent
                   auditors (See Note 3)
(k)                Not Applicable.
(l)                Subscription Letter (See Note 1)
(m)                Not Applicable
(n)                Not Applicable
(o)                Code of Ethics (See Note 2)
Other Exhibits     Not Applicable


Notes to Exhibits:

(1) Filed with the Securities and Exchange Commission as an Exhibit to Pre-Effective Amendment No. 7 to the Registrant's Registration Statement (Reg. No. 333-85367) filed on March 9, 2000.

(2) Filed with the Securities and Exchange Commission as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (Reg. No. 333-85367) filed on June 6, 2000.

(3)  Filed herewith.

Item 24.  Persons Controlled by or Under Common Control With Registrant
------------------------------------------------------------------------

See Caption "Principal Holders of Securities" in the Statement of Additional Information

Item 25.  Indemnification
-------------------------

(a) General. The Articles of Amendment and Restatement of Charter (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of Shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of Shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit. The By-Laws of the Corporation provide that the Corporation shall indemnify any individual who is a present or former director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

(b) Disabling Conduct. The By-Laws provide that nothing therein shall be deemed to protect any director or officer against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. Under Maryland law, the Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The By-Laws provide that the Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.


Item 26.  Business and Other Connections of Investment Adviser
---------------------------------------------------------------

Privateer Asset Management Inc. serves as the investment adviser for the Registrant.

Item 27.  Principal Underwriter
-------------------------------

Not Applicable.


Item 28.  Location of Accounts and Records
------------------------------------------

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Investment Adviser at 372 Central Park West, New York, NY 10025; the Fund's accounting and transfer agency records are maintained at American Data Services, Inc., 150 Motor Parkway, Hauppauge, New York 11788.


Item 29.  Management Services
-----------------------------

There are no management service contracts not described in Part A or Part B of Form N-1A.


Item 30.  Undertakings
----------------------

Not Applicable


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, County of Suffolk, on the 23nd day of March 2001.







                                           By:  /s/ DAVID M. BARDSLEY, ESQ.
                                                ---------------------------
                                                David M. Bardsley, Esq.
                                                American Data Services, Inc.
                                                Administrator